                          Supplement Dated November 1, 1997
                to Prospectus and Statement of Additional Information
                                Dated November 1, 1997
                                         for
           Pinnacle Flexible Premium Variable Annuity (versions II and III)
                 issued by National Integrity Life Insurance Company
                                         and
                        Funded Through Its Separate Account II

                            THIS SUPPLEMENT MODIFIES THE
                  PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                            AND SHOULD BE READ AND RETAINED



Effective November 1, 1997, the following Variable Account Options of The Legends Fund, Inc. will no longer be available under our Separate Account II:

                          ARM Capital Advisors Money Market
                             Morgan Stanley Asian Growth
                         Morgan Stanley Worldwide High Income
                             Nicholas-Applegate Balanced
                                Pinnacle Fixed Income
                                Renaissance Balanced


Effective November 1, 1997, the New Portfolios listed below were added to the investment options available under Separate Account II. It is expected that on or about November 14, 1997, all of the assets from the Old Portfolios will be transferred to the New Portfolios.

OLD PORTFOLIO                            NEW PORTFOLIO
-------------                            -------------
ARM Capital Advisors Money Market. . .   Janus Aspen Series Money Market
Morgan Stanley Asian Growth. . . . . .   Morgan Stanley Asian Equity
Morgan Stanley Worldwide High Income .   Morgan Stanley Emerging Markets Debt
Nicholas-Applegate Balanced. . . . . .   Janus Aspen Series Balanced
Pinnacle Fixed Income. . . . . . . . .   JPM Bond
Renaissance Balanced . . . . . . . . .   Janus Aspen Series Balanced